Fidelity Freedom K® Funds

Fidelity Freedom K® 2030 Fund

Class/Ticker

K/FFKEX

Summary Prospectus

May 30, 2015

Fund Summary

Fund:
Fidelity Freedom K® 2030 Fund

Investment Objective

The fund seeks high total return until its target retirement date. Thereafter the fund's objective will be to seek high current income and, as a secondary objective, capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	None
Distribution and/or Service (12b-1) fees	None
Other expenses	0.05%
Acquired fund fees and expenses	0.58%
Total annual operating expenses A	0.63%

A Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 64
3 years	$ 202
5 years	$ 351
10 years	$ 786

Summary Prospectus

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of underlying Fidelity® funds (or "turns over" its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the fund were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs and could result in higher taxes when fund shares are held in a taxable account. Such costs, if incurred, would not be reflected in annual operating expenses or in the example and would affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

  Strategic Advisers, Inc. (Strategic Advisers) may continue to seek high total return for several years beyond the fund's target retirement date in an effort to achieve the fund's overall investment objective.
  Investing in a combination of Fidelity® domestic equity funds, international equity funds (developed and emerging markets), bond funds, and short-term funds (underlying Fidelity funds).
  Allocating assets among underlying Fidelity funds according to a "neutral" asset allocation strategy shown in the "glide path" below that becomes increasingly conservative until it reaches an allocation similar to that of the Fidelity Freedom K Income Fund (approximately 17% in domestic equity funds, 7% in international equity funds, 46% in bond funds, and 30% in short-term funds (approximately 10 to 19 years after the year 2030)).

Summary Prospectus

Fund Summary - continued

  As of March 31, 2015 the fund's neutral asset allocation to underlying Fidelity funds was approximately:

* Strategic Advisers may change these percentages over time. As a result of the active allocation strategy (discussed below), actual allocations may differ from the neutral allocations above.

  Strategic Advisers may use an active asset allocation strategy to increase or decrease neutral asset class exposures reflected above by up to 10 percentage points for Equity Funds (includes domestic equity and international equity funds), Bond Funds and Short-Term Funds to reflect Strategic Advisers' market outlook, which is primarily focused on the intermediate term. The asset allocations in the glide path and pie chart above are referred to as "neutral" because they do not reflect any decisions made by Strategic Advisers to overweight or underweight an asset class.
  Strategic Advisers may also make active asset allocations within other asset classes (including Commodities, High Yield Debt, Floating Rate Debt, Real Estate Debt, Inflation-Protected Debt, and Emerging Markets Debt) from 0% to 10% individually but no more than 25% in aggregate within those other asset classes.  Such asset classes are not reflected in the neutral asset allocations reflected in the glide path and pie chart above.
  Designed for investors who anticipate retiring in or within a few years of 2030 (target retirement date) at or around age 65 and plan to gradually withdraw the value of their account in the fund over time.

Summary Prospectus

Principal Investment Risks

Shareholders should consider that no target date fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. The fund's share price fluctuates, which means you could lose money by investing in the fund, including losses near, at or after the target retirement date.

  Asset Allocation Risk. The fund is subject to risks resulting from the Adviser's asset allocation decisions. The selection of underlying funds and the allocation of the fund's assets among various asset classes could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. In addition, the fund's active asset allocation strategy may cause the fund to have a risk profile different than that portrayed above from time to time and may increase losses.
  Investing in Other Funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.
  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt or money market security to decrease.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.
  Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Summary Prospectus

Fund Summary - continued

  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Commodity-Linked Investing. The value of commodities and commodity-linked investments may be affected by the performance of the overall commodities markets as well as weather, political, tax, and other regulatory and market developments. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Year-by-Year Returns

Calendar Years	2010	2011	2012	2013	2014
	14.18%	-3.09%	13.65%	18.21%	5.86%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	10.68%	September 30, 2010
Lowest Quarter Return	-12.91%	September 30, 2011
Year-to-Date Return	2.97%	March 31, 2015

Average Annual Returns

For the periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fundA
Fidelity Freedom K® 2030 Fund	5.86%	9.49%	12.79%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	18.79%
Fidelity Freedom 2030 Composite IndexSM (reflects no deduction for fees, expenses, or taxes)	7.22%	10.83%	13.72%

A From July 2, 2009.

Summary Prospectus

Investment Adviser

Strategic Advisers (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager.

Portfolio Manager(s)

Andrew Dierdorf (co-manager) has managed the fund since June 2011.

Brett Sumsion (co-manager) has managed the fund since January 2014.

Purchase and Sale of Shares

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which Fidelity provides recordkeeping services or that already have a qualifying investment in other Fidelity funds. Plan participants may purchase shares only if shares are eligible for sale and available through their plan. You may buy or sell shares in various ways:

Internet www.401k.com
Phone For Individual Accounts (investing through a retirement plan sponsor or other institution), refer to your plan materials or contact that institution directly.
For Retirement Plan Level Accounts: Corporate Clients 1-800-962-1375 "Not for Profit" Clients 1-800-343-0860
Mail
Redemptions:
Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Summary Prospectus

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Freedom K and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2015 FMR LLC. All rights reserved.

Fidelity Freedom 2030 Composite Index is a service mark of FMR LLC.

The third-party marks appearing above are the marks of their respective owners.

1.926792.109 FF-K-30-SUM-0515